UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 19, 2012 (Date of earliest event reported)
ImmuCell Corporation (Exact name of registrant as specified in its charter)

ME (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive (Address of principal executive offices)		04103 (Zip Code)
207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 18, 2012 ImmuCell Corporation (the "Company") issued a press release announcing that it presented a strategic overview of the Company's business at its Annual Meeting of Stockholders on June 14, 2012 and has posted this information on the Investor Relations section of its web-site. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of ImmuCell Corporation dated June 19, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2012	IMMUCELL CORPORATION By: /s/ Michael F. Brigham Michael F. Brigham President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ImmuCell Corporation dated June 19, 2012